SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

KITE PHARMA, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on <mtgdate>. June 01, 2016 Meeting Information KITE PHARMA, INC. Meeting Type: Annual <mtgtype> Meeting For holders as of: April <recdate> 04, 2016 Date: June 01, 2016 Time: 8:30 <mtgtime> AM PDT Location: Kite Pharma, Inc. 2355 Utah Avenue El Segundo, CA 90245 You are receiving this communication because you hold Kite Pharma, Inc. shares in the above named company. 2225 Colorado Avenue Santa Monica, CA 90404 This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). R1.0.1.25 We encourage you to access and review all of the important information contained in the proxy materials before voting. _ 1 See the reverse side of this notice to obtain 0000289584 proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Notice & Proxy Statement 2. Annual Report How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 18, 2016 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods R1.0.1.25 Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special _ 2 requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet,go to www.proxyvote.com. Have the information that is printed in the box 0000289584 marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting items The Board of Directors recommends you vote FOR the following: 1. Election of Directors to hold office until the 2019 Annual Meeting of Stockholders Nominees 01 Ms. Farah Champsi 02 Mr. Roy Doumani 03 Mr. Ran Nussbaum The Board of Directors recommends you vote FOR the following proposal: 2 To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2016. NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof. This proxy, when properly executed, will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR ALL in Proposal 1 and FOR in Proposal 2. . 25 . 1 . 0 R1 _ 3 0000289584

0000289584_4 R1.0.1.25

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on <mtgdate>. June 01, 2016 Meeting Information KITE PHARMA, INC. Meeting Type: Annual <mtgtype> Meeting For holders as of: April <recdate> 04, 2016 Date: June 01, 2016 Time: 8:30 <mtgtime> AM PDT Location: Kite Pharma, Inc. 2355 Utah Avenue El Segundo, CA 90245 You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). R1.0.1.25 We encourage you to access and review all of the important information contained in the proxy materials before voting. _ 1 See the reverse side of this notice to obtain 0000289582 proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Notice & Proxy Statement 2. Annual Report How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 18, 2016 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do R1.0.1.25 so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the _ 2 possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. 0000289582 Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting items The Board of Directors recommends that you vote FOR the following: 1. Election of Directors to hold office until the 2019 Annual Meeting of Stockholders Nominees 01 Ms. Farah Champsi 02 Mr. Roy Doumani 03 Mr. Ran Nussbaum The Board of Directors recommends you vote FOR the following proposal(s): 2 To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2016. NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment thereof. This proxy, when properly executed, will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR ALL in Proposal 1 and FOR in Proposal 2. . 25 . 1 . 0 R1 _ 3 0000289582

0000289582_4 R1.0.1.25 Voting Instructions